UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                Date of report (Date of earliest event reported):
                                January 20, 1998





                               AMEREN CORPORATION
             (Exact name of registrant as specified in its charter)




            Missouri                                             43-1723446
(State or other jurisdiction        (Commission               (I.R.S. Employer
        of incorporation)           File Number)             Identification No.)





                 1901 Chouteau Avenue, St. Louis, Missouri 63103
              (Address of principal executive offices and Zip Code)






       Registrant's telephone number, including area code: (314) 621-3222





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ITEM 5.           OTHER EVENTS
                 --------------

     Reference is made to Management's Discussion and Analysis under the captions "Electric Industry Restructuring" and "Contingencies" in Exhibit 99-2 of Form 8-K dated December 31, 1997, as amended by Form 8-K/A dated January 12, 1998, filed by the Registrant; to Forms 8-K dated December 16, 1997 filed by Union Electric Company and Central Illinois Public Service Company ("CIPS"); and to Form 8-K dated November 24, 1997 filed by CIPS, with the Securities and Exchange Commission, for discussion of the potential impact to the Registrant of the Electric Service Customer Choice and Rate Relief Law of 1997, which provides for utility restructuring in Illinois, and for information regarding the coal contract restructuring with a major coal supplier.

     On January 20, 1998, the Registrant issued the news release filed as an exhibit hereto, which is incorporated herein by reference.

ITEM 7.         FINANCIAL  STATEMENTS AND EXHIBITS
               ------------------------------------

             (a) Exhibits.
                 Exhibit 99 - News Release dated January 20, 1998.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                       AMEREN CORPORATION
                                                          (Registrant)


                                                By  /s/ James C. Thompson
                                                  --------------------------
                                                        James C. Thompson
                                                        Secretary

Date:  January 20, 1998


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                                  Exhibit Index

Exhibit No.                Description
-----------                -----------

    99                     News Release dated January 20, 1998.




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